EXHIBIT 10.1                                                                                               EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of November 27, 2007 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LP,  a Delaware limited partnership (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), CITIBANK, N.A. and JPMORGAN CHASE BANK, N.A., as co-syndication agents, DNB NOR BANK ASA, as documentation agent, and WACHOVIA CAPITAL MARKETS LLC, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC., as joint lead arrangers and joint book managers.

W I T N E S S E T H:

WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested, among other things, a Revolving Credit Commitment Increase in the amount of $300,000,000; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Amendments.  Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Amendment No. 2”:  the Amendment No. 2, dated as of November 27, 2007, by and among the Borrowers, the MLP, the Administrative Agent, and the Lenders party thereto.

“Amendment No. 2 Effective Date”:  the “Effective Date” under and as defined in Amendment No. 2.”

(b)           The definitions of “Revolving Credit Sublimit” and “Swing Line Sublimit” in Section 1.1 (Defined Terms) of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Revolving CreditSublimit”:  initially, with respect to each Borrower, the amount set forth opposite such Borrower’s name below:

Borrower	Revolving Credit Sublimit
Parent Borrower	$500,000,000
Texas Gas	$200,000,000
Gulf South	$300,000,000

The Parent Borrower may adjust the Revolving Credit Sublimit for each Borrower from time to time upon 3 Business Days’ prior written notice to the Administrative Agent; provided, however, that, except as otherwise provided in the following proviso in connection with a Revolving Credit Commitment Increase, (a) the Parent Borrower’s Revolving Credit Sublimit shall not exceed $1,000,000,000, (b) Texas Gas’ Revolving Credit Sublimit shall not exceed $1,000,000,000, (c) Gulf South’s Revolving Credit Sublimit shall not exceed $1,000,000,000 and (d) the aggregate Revolving Credit Sublimits for all Borrowers shall not exceed the then effective Revolving Credit Commitments; provided, further, that each Revolving Credit Commitment Increase shall increase the maximum Revolving Credit Sublimit for each Borrower in the preceding proviso ratably in accordance with their respective maximum Revolving Credit Sublimits immediately prior to such Revolving Credit Commitment Increase.

“Swingline Loan Sublimit”: $100,000,000.

(c)           Section 2.1(b) (Incremental Credit Extensions) of the Credit Agreement is hereby amended by (i) replacing the phrase “after giving effect to the Revolving Credit Commitment Increase on the Amendment No. 1 Effective Date, the aggregate amount of all Revolving Credit Commitment Increases shall not exceed $300,000,000” in clause (A) in the proviso therein with “after giving effect to the Revolving Credit Commitment Increase on the Amendment No. 2 Effective Date, the aggregate amount of all Revolving Credit Commitment Increases shall not exceed $300,000,000” and (ii) replacing the reference to “$1,000,000,000 in clause (B) in the proviso therein with “$1,300,000,000”.

(d)           Schedule I (Revolving Credit Commitments) to the Credit Agreement is hereby amended and restated in its entirety to read as attached hereto as Annex I.

3.           Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date (the “Effective Date”) each of the following conditions precedent shall have been satisfied:

(a)           The Administrative Agent shall have received on or prior to the Effective Date each of the following, each dated the Effective Date unless otherwise indicated or agreed to by the Administrative Agent and in form and substance satisfactory to the Administrative Agent:

(i)           counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent, the Issuer, the Swingline Lender, each Lender participating in the Revolving Credit Commitment Increase and the Required Lenders under the Credit Agreement;

(ii)           written commitments duly executed by existing Lenders (or their Affiliates or Approved Funds) or Eligible Assignees in an aggregate amount equal to $300,000,000 and, in the case of each such Eligible Assignee that is not an existing Lender, an assumption agreement in form and substance satisfactory to the Administrative Agent and duly executed by the Parent Borrower, the Administrative Agent and such Eligible Assignee;

(iii)           a favorable opinion of (A) Vinson & Elkins LLP, counsel to the Loan Parties, and (B) in-house counsel to the Loan Parties, each addressed to the Administrative Agent, the Lenders and the Issuers and addressing such matters as the Administrative Agent may reasonably request;

(iv)           a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and the other documents required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other documents required hereunder to be executed and delivered by or on behalf of such Loan Party and (C) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) and the by-laws (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) and the by-laws (or equivalent Constituent Document) previously delivered to the Administrative Agent on the Amendment No. 1 Effective Date (or if there has been such a change, attaching a certified copy thereof);

(v)           a certificate of the chief financial officer of each Borrower in his capacity as such (and not in his individual capacity), in form and substance satisfactory to the Administrative Agent, attesting to the solvency of the Borrowers and the MLP after giving effect to the Revolving Credit Commitment Increase contemplated hereby; and

(vi)           a certificate of a Responsible Officer of the Borrowers to the effect that the conditions set forth in Section 4.2(b) (Conditions Precedent to Each Extension of Credit) of the Credit Agreement have been satisfied both before and after giving effect to this Amendment.

(b)           The Administrative Agent shall have received a certificate as to the good standing of each Loan Party, certified as of a recent date by the Secretary of State of the State of Delaware.

(c)           There shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Effective Date.

4.           Pro Rata Participations.  On the Effective Date, each Lender or Eligible Assignee participating in the Revolving Credit Commitment Increase pursuant to this Amendment shall purchase and assume from each existing Lender having Revolving Loans and participations in Letters of Credit and Swingline Loans outstanding on Effective Date, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Ratable Portion of the new Revolving Credit Commitments (after giving effect to such Revolving Credit Commitment Increase), in the aggregate outstanding Revolving Loans and participations in Letters of Credit and Swingline Loans, so as to ensure that, on the Effective Date after giving effect to such Revolving Credit Commitment Increase, each Revolving Lender is owed only its Ratable Portion of the Revolving Loans and participations in Letters of Credit and Swingline Loans on the Effective Date.

5.           Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a)           (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representations and warranties set forth in Sections 3.2 and 3.6 of the Credit Agreement) is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

6.           Reaffirmation.

(a)           Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b)           Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

7.           Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

8.           Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

9.           Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

10.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

11.           Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.           Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.           Loan Document.  This Amendment is a Loan Document.

14.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its managing member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:

Name:
                                   Title:

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:
Name:
Title:

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:
Name:
Title:

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:
Name:
Title:

        [Signature Page to Amendment No. 2]

WACHOVIA BANK, NATIONAL ASSOCIATION,
                                as Administrative Agent, Issuer, Swingline Lender and  Lender

By:

Name:
                                   Title:

        [Signature Page to Amendment No. 2]

                     ,
as a Lender

By:
Name:
Title:

        [Signature Page to Amendment No. 2]

Annex I
to
Amendment No. 2

Schedule I

Revolving Credit Commitments

Lender	Revolving Credit Commitment
Wachovia Bank, National Association	$96,333,334
Citibank, N.A.	$96,333,333
JPMorgan Chase Bank, N.A.	$96,333,333
DnB Nor Bank ASA	$90,000,000
Union Bank of California, N.A.	$75,000,000
Royal Bank of Canada	$60,000,000
Mizuho Corporate Bank, Ltd.	$60,000,000
UBS Loan Finance LLC	$55,000,000
Merrill Lynch Bank USA	$50,000,000
Morgan Stanley Bank	$50,000,000
Credit Suisse, Cayman Islands Branch	$50,000,000
Lehman Commercial Paper Inc.	$50,000,000
Wells Fargo Bank NA	$50,000,000
William Street Commitment Corp.	$45,000,000
Deutsche Bank AG New York Branch	$36,000,000
Bank Hapoalim	$25,000,000
Chang Hwa	$15,000,000
TOTAL:	$1,000,000,000